DECEMBER 8, 2014

SUPPLEMENT

TO THE COMBINED STATEMENT OF ADDITIONAL

INFORMATION DATED MAY 1, 2014, AS LAST SUPPLEMENTED SEPTEMBER 24, 2014

FOR HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

The above referenced Statement of Additional Information is revised as follows:

1.              Under the heading “TRANSFER AGENT,” the following information is added as the second paragraph:

Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS.  The costs and expenses of such delegation are borne by HASCO, not by the Funds. BFDS is located at 2000 Crown Colony Drive, Quincy, MA 02169.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

December 2014